FINANCIAL RISK MANAGEMENT OBJECTIVES	12 Months Ended
Dec. 31, 2025
Corporate information and statement of IFRS compliance [abstract]
FINANCIAL RISK MANAGEMENT OBJECTIVES	FINANCIAL RISK MANAGEMENT OBJECTIVES
Capital risk management:

For the purpose of the Company’s capital management, capital includes issued capital, and all other equity reserves attributable to the equity holders of the parent. It also includes shareholder debt, including a streaming facility which contains a financing component, and a senior secured facility disclosed in notes 22 and 23 respectively. The primary objective of the Company’s capital management is to ensure that it maintains a strong credit rating and healthy capital ratios in order to support its business and maximise the shareholder’s value.

All such financing requires formal board approval. The Directors review the Company’s monthly and quarterly reports through which they assess the effectiveness of the processes put in place and the appropriateness of the objectives and corporate governance policies it sets.
In order to achieve this overall objective, the Company’s capital management, amongst other things, aims to ensure that it meets financial covenants attached to its interest-bearing revolving credit facility that forms part of its capital structure requirements. There have been no breaches in financial covenants in the current period.

The Company manages its capital structure and adjusts it, in light of changes in economic conditions and the requirements of the financial covenants. The Company includes in its net debt, interest-bearing loans and borrowings, trade and other payables, less cash and short-term deposits.

To maintain or adjust the capital structure, the Company may return capital to shareholders, issue new shares, or adjust its dividend policy. No changes were made in the objectives, policies or processes during the year ended December 31, 2025.

Commodity Price Risk

The Company's profitability and long-term viability depend, in large part, upon the market price of metals that may be produced from the Company's properties, primarily gold. Market price fluctuations of these commodities could adversely affect profitability of operations and lead to impairments of mineral properties. Metal prices fluctuate widely and are affected by numerous factors beyond the Company's control including but not limited to supply and demand, consumption patterns, macroeconomic factors (interest, exchange and inflation), banking and political conditions, and mining specific factors. The Company periodically uses forward contracts to economically hedge against the risk of declining metal prices for a portion of its forecast sales. As of December 31, 2025 the Company held zero-cost hedges and non-hedge gold call options described in note 15 to manage its commodity price risk.

Liquidity risk

Liquidity risk is the risk that an entity will encounter difficulty in meeting obligations associated with financial liabilities. Prudent liquidity risk management implies maintaining sufficient cash, the availability of funding through an adequate amount of committed credit facilities and the ability to close out market positions. Further, the Company has in place a rigorous planning, budgeting and forecasting process to help determine the funds required to support the Company’s requirements on an ongoing basis. Due to the dynamic nature of the underlying businesses, Company treasury maintains flexibility in funding by maintaining availability under committed credit lines, including the undrawn credit facility discussed in note 23.

The Company’s risk to liquidity is a result of obligations associated with financial liabilities of the Company and the availability of funds to meet those obligations. The Company manages liquidity risk through an ongoing review of future commitments and credit facilities.

The Company’s financial liabilities, except for its Convertible Debentures at FVTPL, are carried at amortized cost and approximate their carrying balances as the impact of discounting is not significant.
The table below analyses the Company’s financial liabilities into relevant maturity groupings based on the remaining period at the statement of financial position to the contractual maturity date. The amounts disclosed in the table are the contractual undiscounted cash ﬂows. Balances due within 12 months equal their carrying balances as the impact of discounting is not significant.

	Within 1 year	Years 2 and 3	Years 4 and 5	After 5 years
As at December 31, 2025
Borrowings	$—	$107,279
Trade and other payables	373,193	—	—	—
Lease liabilities	3,516	12,242	1,756	605
Deferred and contingent consideration	30,497	36,535	24,890	—
As at December 31, 2024
Borrowings	$—	$—	$107,279
Trade and other payables	250,302	—	—	—
Lease liabilities	2,937	14,038	1,172	548
Deferred and contingent consideration	7,415	37,187	46,376	—
The Company's derivative financial assets and derivative financial liabilities all mature within one year following December 31, 2025. See Note 15.

Credit risk

Credit risk is the risk that a third party might fail to discharge its obligations under the terms of a financial instrument. The Company is exposed to various counterparty risks including, but not limited to: (i) financial institutions that hold the Company’s cash and cash equivalents; (ii) companies that have may have payables to the Company, including bullion customers; (iii) providers of risk management services (including hedging arrangements); (iv) shipping service providers that move the Company’s material; (v) the Company’s insurance providers; (vi) refineries contracted that hold and process the Company's precious metals; (vii) the Company’s lenders and (viii) companies that have sold derivative financial instruments to the Company. The Company seeks to limit counterparty risk by entering into business arrangements with high credit-quality counterparties, limiting the amount of exposure to each counterparty and monitoring the financial condition of counterparties. For cash and cash equivalents and trade and other receivables, credit risk is represented by the carrying amount on the consolidated balance sheets.

Cash and cash equivalents are deposited with highly rated corporations, with credit ratings of A and A+, and the credit risk associated with these deposits is low.

The Company sells its gold to large international organizations with strong credit ratings, and the historical level of customer defaults is minimal. As at December 31, 2025, there were no outstanding amounts in respect of trade receivables (2024: $nil) and, as a result, the credit risk associated with gold trade receivables at December 31, 2025 is considered to be negligible. The Company does not rely on ratings issued by credit rating agencies in evaluating counterparties’ related credit risk.

The Company purchased gold call options from a large international financial institution with a strong credit rating. As a result the credit risk associated with derivative financial assets is considered to be negligible as of December 31, 2025.

The Company does not have any assets pledged as collateral. The Company’s maximum exposure to credit risk is as follows:

	As at December 31, 2025	As at December 31, 2024
Cash and bank balances	$479,777	$224,994
Restricted cash	17,109	6,494
Derivative financial assets	26,703	—
Trade receivables, prepayments, and other receivables	117,093	59,433
	$640,682	$290,921
Interest rate risk

Interest rate risk is the risk that the fair values and future cash flows of the Company’s financial instruments will fluctuate because of changes in market interest rates. The Company monitors its exposure to interest rates and its exposures with a mix of fixed-and floating-rate debt. As at December 31, 2025, all of the Company’s long-term debt was at fixed rates. There was no significant change in the Company’s exposure to interest rate risk during the year ended December 31, 2025.

The sensitivity analysis below has been determined based on the exposure to interest rates for non-derivative instruments at the reporting date. For floating rate liabilities, the analysis is prepared assuming the amount of liability outstanding at the reporting date was outstanding for the whole year. A 50-basis point increase or decrease is used for reporting interest rate risk internally to key management and represents management’s assessment of the reasonable possible change in interest rates.

Changes in interest rates impact borrowings by changing their fair value (fixed rate debt) or future cash flows (variable rate debt). Management does not have a formal policy of determining how much of the Company’s exposure should be to fixed or variable rates. When raising new financing, management uses its judgment to decide whether fixed or variable rates would be more favourable over the expected period until maturity.

If interest rates had been 50 basis points higher/(lower) and all other variables were held constant, the Company’s loss before tax for the year would increase / decrease by approximately $0.2 million (2024: $0.2 million).

Foreign currency risk

The Company’s sales are denominated in US Dollars. The Company is primarily exposed to currency fluctuations relative to the US Dollar as a certain portion of the Company’s operating costs and capital expenditures are denominated in foreign currencies; predominantly the West African Franc, the Euro, the South African Rand, the Ethiopian Birr and the Canadian Dollar. Monetary assets (primarily from the Company’s receivables, cash and payable balances denominated in foreign currencies) denominated in foreign currencies are also exposed to foreign currency fluctuations. These potential currency fluctuations could have a significant impact on production costs and affect the Company’s earnings and financial condition.

Foreign currency risk management

The Entity undertakes certain transactions denominated in foreign currencies. Hence, exposures to exchange rate fluctuations arise. The carrying amounts of the Company’s monetary assets and liabilities denominated in foreign currencies other than in $ are as follows:

	Liabilities	Assets
As at December 31, 2025
West African Franc (XOF)	632,116	728,685
Ethiopian Birr (ETB)	4,202	2,479
Australian Dollar (AUD)	8,231	6,579
British Pound (GBP)	2,949	1,107
Euro (EUR)	1,271	106
Canadian Dollar (CAD)	2,932	1,055
Others	7,405	682

As at December 31, 2024
West African Franc (XOF)	126,896	89,685
Ethiopian Birr (ETB)	14,127	3,315
Australian Dollar (AUD)	6,611	790
British Pound (GBP)	3,492	944
Euro (EUR)	507	108
Canadian Dollar (CAD)	9,823	56,279
Others	4,033	1,843

The following table details the Entity’s sensitivity to a 10% increase or decrease in the functional currency against the relevant foreign currencies. 10% is the sensitivity rate used for reporting foreign currency risk internally to key management personnel and represents management’s assessment of the reasonable possible change in foreign exchange rates. The sensitivity analysis includes only outstanding foreign currency denominated monetary items and adjusts their translation at the period end for a 10% change in foreign currency rates. A positive or negative number below indicates an increase or decrease in earnings or loss where the functional currency weakens 10% against the relevant currency. For a 10% strengthening of the functional currency against the relevant currency, there would be an equal and opposite impact on the earnings or loss, and the balances below would be negative.

	December 31, 2025	December 31, 2024
	Earnings or loss	Earnings or loss
All foreign currencies combined	$(8,159)	$(1,253)